SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 25, 2008
(Date of Report)
CNA SURETY CORPORATION
(Exact name of Registrant as specified in its charter)
1-13277
(Commission File No.)

Delaware	36-4144905
(State or other jurisdiction)	(IRS Employer Identification No.)

333 S. Wabash Ave., Chicago, Illinois	60604
(Address of principal executive offices)	(Zip code)
(312) 822-5000
(Registrant’s telephone number, include area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

See Exhibit 99 to this Form 8-K.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR
On April 24, 2008, the Board of Directors of the registrant adopted and approved certain amendments to the registrant’s By-Laws. The amendments were intended to: (i) allow for the issuance of uncertificated shares of the registrant’s common stock, in order to make that stock eligible for the Direct Registration System (DRS); and (ii) provide for certain other non-substantive changes to the By-Laws. The By-Laws, as amended, are filed as Exhibit 99.2. The amendments appear in the following portions of the By-Laws: Article II, Section 8; Article III, Sections 8 and 14; Article V, Section 13; and Article VIII, Sections 1,2,3,4,5 and 8.
See Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99 — CNA Surety Corporation Press Release issued on April 25, 2008.

Exhibit 99.1 — CNA Surety Corporation Board of Directors Resolution-Direct Registration System.

Exhibit 99.2 — CNA Surety Corporation — Amended By-Laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNA SURETY CORPORATION (Registrant)
	By:	/s/ John F. Corcoran
John F. Corcoran
Dated: April 25, 2008		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.

99	CNA Surety Corporation Press Release issued on April 25, 2008.

99.1	CNA Surety Corporation Board of Directors Resolution-Direct Registration System (DRS).

99.2	CNA Surety Corporation — Amended By-Laws.